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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington. D.C. 20549

                            ______________________

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 5, 2001

                          Hanover Compressor Company
            (Exact name of registrant as specified in its charter)

        Delaware                     1-3071                    76-0625124
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                          Identification Number)

        12001 N. Houston Rosslyn
             Houston, Texas                                       77086
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (281) 447-8787
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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     3.1 Certificate of Incorporation of Hanover Compressor Holding Co., as amended.


                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2001

                                  Hanover Compressor Company

                                  By: /s/ Michael J. McGhan
                                      -------------------------------------
                                      Michael J. McGhan
                                      President and Chief Executive Officer

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